Exhibit 10.7

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this “Agreement”) is entered into as of February 10, 2010 (and effective as set forth in Section 9 of this Agreement), by and among Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Offshore Capital Partners III L.P., a Cayman Islands exempted limited partnership, and Blackstone Family Investment Partnership III L.P., a Delaware limited partnership (collectively, “Blackstone”), Graham Packaging Company Inc. (f/k/a BMP/Graham Holdings Corporation), a Delaware corporation (the “Company”), Graham Packaging Holdings Company, a Pennsylvania limited partnership (“Holdings”), GPC Capital Corp. II, a Delaware corporation (“CapCo. II”), and MidOcean Capital Investors, L.P., a Delaware limited partnership (a Permitted Transferee of BT Investment Partners, Inc.) (“MidOcean”).

WHEREAS, the parties hereto are parties to that certain Stockholders’ Agreement, dated as of February 2, 1998 (the “Stockholder’s Agreement”); and

WHEREAS, the parties hereto wish to terminate the Stockholders’ Agreement with respect to MidOcean in consideration for MidOcean entering into the Registration Rights Agreement (as defined below).

NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Termination of the Stockholder’s Agreement: In consideration for entering into the Registration Rights Agreement, dated February 10, 2010 with Holdings, the Company, Graham Capital Corporation, GPC Holdings, L.P., and Blackstone (the “Registration Rights Agreement”), the parties hereto hereby agree that as of such date the Stockholder’s Agreement shall terminate and be of no further force and effect with respect to MidOcean.

2. Third Party Beneficiary: Nothing in this Agreement, express or implied, is intended to or shall confer upon anyone other than the parties any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

3. Section Headings: Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions thereof.

4. Choice of Law: This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any choice or conflict of law provision which would require the application of any law other than that of the State of New York.

5. Jurisdiction: Each party to this Agreement irrevocably agrees that any suit, action or proceeding which may arise out of or in connection with this Agreement shall be brought in the courts of the State of New York in New York County or the courts of the United States District Court for the Southern District of New York, which shall have exclusive jurisdiction to settle any disputes arising out of or in connection with this Agreement and for such purpose each Party hereby irrevocably and unconditionally submits to the jurisdiction of such courts.

6. Entire Agreement: This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

7. Amendment: This Agreement may be amended only by a written instrument signed by all parties hereto.

8. Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement of the parties hereto.

9. Effective Date: This Agreement shall become effective upon the closing of the initial public offering and sale of shares of common stock of Graham Packaging Company Inc. (the “IPO”) and shall be of no force and effect (i) prior to the closing of the IPO and (ii) if the closing of the IPO has not been consummated within ten (10) business days from the date of this Agreement.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers or agents as of the date first above written.

BLACKSTONE CAPITAL PARTNERS III MERCHANT BANKING FUND L.P.

By:	Blackstone Management Associates III LLC, its General Partner

By:	/s/ Chinh E. Chu
Name:	Chinh E. Chu
Title:	President and Assistant Secretary

BLACKSTONE OFFSHORE CAPITAL PARTNERS III L.P.

By:	Blackstone Management Associates III LLC, its General Partner

By:	/s/ Chinh E. Chu
Name:	Chinh E. Chu
Title:	President and Assistant Secretary

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.

By:	Blackstone Management Associates III LLC, its General Partner

By:	/s/ Chinh E. Chu
Name:	Chinh E. Chu
Title:	President and Assistant Secretary

GRAHAM PACKAGING HOLDINGS COMPANY, LP

By:	BCP/Graham Holdings, L.L.C, its managing general partner

By:	/s/ Mark S. Burgess
Name:	Mark S. Burgess
Title:	Vice President, Finance and Administration

GRAHAM PACKAGING COMPANY INC.

By:	/s/ Chinh E. Chu
Name:	Chinh E. Chu
Title:	President and Assistant Secretary

GPC CAPITAL CORP. II

By:	/s/ Mark S. Burgess
Name:	Mark S. Burgess
Title:	President, Treasurer and Assistant Secretary

MIDOCEAN CAPITAL INVESTORS, L.P.

By:	MidOcean Capital Partners, L.P., its General Partner

By:	Existing Fund GP, Ltd., its General Partner

By:	/s/ Andrew Spring
Name:	Andrew Spring
Title:	Principal